Supplement dated June 1, 2013
to the Statement of Information (SAI), as supplemented, of each of the following funds:
Fund	SAI Dated
Columbia Funds Variable Series Trust II	5/1/2013
 Variable Portfolio - American Century Diversified Bond Fund
 Variable Portfolio - Columbia Wanger International Equities Fund
 Variable Portfolio - J.P. Morgan Core Bond Fund
 Variable Portfolio - PIMCO Mortgage-Backed Securities Fund
Variable Portfolio - Wells Fargo Short Duration Government Fund
The fee schedules in Table 8. Investment Management Services Agreement Fee Schedule for the above mentioned funds is hereby superseded and replaced with the following:
Table 8. Investment Management Services Agreement Fee Schedule
Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate
American Century Diversified Bond J.P. Morgan Core Bond PIMCO Mortgage-Backed Securities Wells Fargo Short Duration Government	First $1.0 Next $1.0 Next $1.0 Over $3.0	0.480% 0.450% 0.400% 0.375%	American Century Diversified Bond – 0.450% J.P. Morgan Core Bond – 0.450% PIMCO Mortgage-Backed Securities – 0.470% Wells Fargo Short Duration Government – 0.460%
Columbia Wanger International Equities	First $0.25 Next $0.25 Next $0.50 Next $2.0 Over $3.0	0.950% 0.900% 0.850% 0.750% 0.720%	0.910%
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-202 A (5/13)
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